As filed with the Securities and Exchange Commission on April , 2003 Registration Nos. 333-1073 and 811-07537

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X /
Pre-Effective Amendment No. ______	/ /
Post-Effective Amendment No. 10	/X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/
Amendment No. 13	/X /
(Check appropriate box or boxes)

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ROYCE CAPITAL FUND
(Exact name of Registrant as specified in charter)

1414 Avenue of the Americas, New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 355-7311
(Registrant's Telephone Number, including Area Code)

Charles M. Royce, President
The Royce Fund
1414 Avenue of the Americas, New York, New York 10019
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
/X/	immediately upon filing pursuant to paragraph (b)
/ /	on pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(i)
/ /	on (date) pursuant to paragraph (a)(i)
/ /	75 days after filing pursuant to paragraph (a)(ii)
/ /	on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages:
Index to Exhibits is located on page:

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Royce Capital Fund

Value Investing in Small Companies for More Than 25 Years

Royce Micro-Cap Portfolio

Royce Small-Cap Portfolio

Prospectus

May 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Overview

At Royce & Associates, LLC ("Royce"), the Funds' investment adviser, we invest in small- and micro-cap stocks using various value methods. We evaluate the quality of a company's balance sheet, the level of its cash flows and other measures of a company's financial condition and profitability. We may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we expect that their market prices should increase toward our estimate of the companies' current worth over a three- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds' ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approach. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

Chuck Royce

The information on the following pages about each Fund's investment goals and principal strategies and about the primary risks for Funda Fund's investors is based on, and should be read in conjunction with, the information on pages 8 and 9 of this Prospectus, including the investment and risk characteristics of small and micro-cap companies, the market for their securities and Royce's risk-averse value approach to investing.

The performance information presented in this Prospectus is current to December 31, 2002. For more recent information, you can contact Royce Capital Fund through any of the methods listed on the back cover of this Prospectus.

The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund or funds that focus on small- and/or micro-cap companies.

The Funds offer their shares to life insurance companies that allocate the shares to separate accounts that they establish for the purpose of funding variable annuity contracts and variable life insurance contracts. The Funds may also offer their shares directly to certain retirement plans and accounts. A Fund may not be available in connection with a particular variable contract.

ROYCE MICRO-CAP PORTFOLIO

Investment Goal and Principal Strategies

Royce Micro-Cap Portfolio's investment goal is long-term growth of capital. Royce invests the Fund's assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects these securities from a universe of more than 6,700 micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. At December 31, 2002, the Fund had a median market cap of $194 million and had 189 holdings in its portfolio. W. Whitney George manages the Fund, assisted by Jenifer Taylor, a Senior Analyst of Royce.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $400 million at the time of investment).

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Micro-Cap Portfolio is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of micro-cap securities are generally even more volatile and their market is even less liquid relative to both small-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in small- or larger-cap companies or other asset classes.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing its performance from year to year from its inception and by showing how the Fund's average annual total returns for various periods compare with those of the Russell 2000, the Fund's benchmark index. The Fund's total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[BAR CHART]

CALENDAR YEAR RETURNS - in Percentages (%)
2002	-12.87%
2001	29.71%
2000	18.55%
1999	28.14%
1998	4.07%
1997	21.22%

[END BAR CHART]

[PULL QUOTE]

During the period shown in the bar chart, the highest return for a calendar quarter was 29.18% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -22.08% (quarter ended 9/30/02).

[END PULL QUOTE]

Annualized Returns - in Percentages (%) for periods ended 12/31/02
	One-Year	Three-Year	Five-Year	Since Inception (12/27/96)
Royce Micro-Cap Portfolio	-12.87%	10.24%	12.31%	13.75%
Russell 2000*	-20.48	-7.54	-1.36	2.41

* Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund
(exclusive of charges or expenses of variable contracts or retirement plans investing in the Fund).

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee	None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses	0.13
Total Annual Fund Operating Expenses	1.38

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$140	$437	$755	$1,657

An investor will incur additional expenses under the variable contracts or retirement plans investing in the Fund. These expenses are not described in this Prospectus and variable contract owners and retirement plan participants should consult the disclosure documents or plan information regarding these expenses.

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2002 Annual Report to Shareholders, which is available upon request.
Year Ended December 31,	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$9.00	$7.05	$6.13	$5.24	$5.80

Investment Operations
Net investment loss	(0.08)*	(0.03)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.08)	2.12	1.14	1.46	0.23
Total from investment operations	(1.16)	2.09	1.13	1.44	0.20

Distributions
Distributions from net realized gain on investments	(0.24)	(0.14)	(0.21)	(0.55)	(0.76)
Total distributions	(0.24)	(0.14)	(0.21)	(0.55)	(0.76)

Net Asset Value, End of Period	$7.60	$9.00	$7.05	$6.13	$5.24

Total Return	(12.9)%	29.7%	18.6%	28.1%	4.1%

Ratios/ Supplemental Data
Net assets, end of period (millions)	$134	$107	$35	$7	$3
Ratio of expenses to average net assets**	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.88)%	(0.61)%	(0.14)%	(0.53)%	(0.79)%
Portfolio turnover rate	27%	18%	31%	102%	88%

* Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

** Expense ratios are shown after fee waivers and expense reimbursements by Royce. For the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, before fee waivers and reimbursements, these ratios would have been 1.38%, 1.58%, 2.24%, 2.59% and 7.32%, respectively.

ROYCE SMALL-CAP PORTFOLIO

Investment Goals and Principal Strategies

Royce Small-Cap Portfolio's primary investment goal is long-term growth of capital. Royce invests the Fund's assets primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund's investment goal. At December 31, 2002, the Fund had a median market cap of $494 million and had 113 holdings in its portfolio. W. Whitney George and Jay S. Kaplan co-manage the Fund.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which we define as companies with stock market capitalizations less than $2 billion at the time of investment).

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Small-Cap Portfolio is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

Since the Fund will focus onThe prices of small-cap securities, whose prices are generally more volatile and their markets are less liquid than forrelative to larger-cap companies, itsecurities. Therefore, the Fund may involve more risk of loss and its returns may trail those ofdiffer significantly from funds investing in larger-cap companies or other asset classes. The Fund's limited number of portfolio securities may also involve more risk to investors than a more broadly diversified portfolio of small-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

The following information provides some indication of the past rewards and risks of investing in the Fund by showing the Fund's performance from year to year from its inception and by showing how the Fund's average annual total returns for various periods compare with those of the Russell 2000, the Fund's benchmark index. The Fund's total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[BAR CHART]

CALENDAR YEAR RETURNS - in Percentages (%)
2002	-13.81%
2001	20.97%
2000	33.33%
1999	8.22%
1998	8.92%
1997	17.09%

[END BAR CHART]

[PULL QUOTE]

During the period shown in the bar chart, the highest return for a calendar quarter was 27.55% (quarter ended 12/31/01) and the lowest return for a calendar quarter was -23.54% (quarter ended 9/30/02).

[END PULL QUOTE]

Annualized Returns - in Percentages (%) for periods ended 12/31/02
	One-Year	Three-Year	Five-Year	Since Inception (12/27/96)
Royce Small-Cap Portfolio	-13.81%	11.61%	10.38%	11.63%
Russell 2000*	-20.48	-7.54	-1.36	2.41

* Reflects no deductions for fees or expenses.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.
(exclusive of charges or expenses of variable contracts or retirement plans investing in the Fund).

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee	None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.87
Total Annual Fund Operating Expenses	1.87
Fee waiver	(0.52)
Net Annual Fund Operating Expenses	1.35%

Royce has contractually agreed to waive its fee and reimburse expenses to the extent necessary to maintain the Fund's Net Annual Operating Expense ratio at or below 1.35% through December 31, 2003.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses (net of fee waivers) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$137	$537	$963	$2,148

An investor will incur additional expenses under the variable contracts or retirement plans investing in the Fund. These expenses are not described in this Prospectus and variable contract owners and retirement plan participants should consult the disclosure documents or plan information regarding these expenses.

Financial Highlights Information

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's 2002 Annual Report to Shareholders, which is available upon request.
Year Ended December 31,	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$6.66	$6.40	$5.23	$5.47	$5.37

Investment Operations
Net investment loss	(0.05)*	(0.04)	(0.01)	(0.00)	(0.00)
Net realized and unrealized gain (loss) on investments	(0.87)	1.34	1.73	0.43	0.47
Total from investment operations	(0.92)	1.30	1.72	0.43	0.47

Distributions
Distributions from net realized gain on investments	(0.03)	(1.04)	(0.55)	(0.67)	(0.37)
Total distributions	(0.03)	(1.04)	(0.55)	(0.67)	(0.37)

Net Asset Value, End of Period	$5.71	$6.66	$6.40	$5.23	$5.47

Total Return	(13.8)%	21.0%	33.3%	8.2%	8.9%

Ratios/ Supplemental Data
Net assets, end of period (thousands)	$18,190	$3,324	$1,440	$428	$374
Ratio of expenses to average net assets*	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.80)%	(0.74)%	(0.26)%	(0.06)%	(0.08)%
Portfolio turnover rate	53%	188%	116%	70%	109%

* Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

** Expense ratios are shown after fee waivers and expense reimbursements by Royce. For the periods ended December 31, 2002, 2001, 2000, 1999 and 1998, before fee waivers and reimbursements, these ratios would have been 1.87%, 2.20%, 3.89%, 5.63% and 7.05%, respectively.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $400 million and $2 billion; we refer to the segment with market capitalizations less than $400 million as micro-cap.

Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce's investment focus on small- and micro-cap securities generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

The micro-cap segment consists of more than 6,700 companies with market caps less than $400 million. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, product lines or financial resources, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth, also involve increased risk. This leads Royce to more broadly diversify its investments in the micro-cap tier by holding proportionately smaller positions in more companies.

[PULL QUOTE]

Small-capitalization stocks or Small-caps are stocks with market capitalizations of $2 billion or less.

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

[END PULL QUOTE]

The upper tier of the small-cap universe of securities consists of approximately 1,400 companies with market caps between $400 million and $2 billion. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally employs a more concentrated approach when investing in the upper tier of small-caps, holding proportionately larger positions in a relatively limited number of securities.

VALUE INVESTING

Royce's portfolio managers use various value methods in managing the Funds' assets. In selecting securities for the Funds, they evaluate the quality of a company's balance sheet, the level of its cash flows and other measures of a company's financial condition and profitability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a three- to five-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in small- and micro-cap securities (for each Fund's portfolio taken as a whole) by evaluating certain risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to decrease risk in the micro-cap segment of the small-cap universe by broadly diversifying the portfolio holdings of Royce Micro-Cap Portfolio.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund's portfolio, see pages 2-7.

Although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

MANAGEMENT OF THE FUNDS

Royce & Associates, LLC is the Funds' investment adviser and is responsible for the management of the Funds' assets. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Royce has been investing in small-cap securities with a value approach for more than 25 years. Charles M. Royce, Senior Portfolio Manager, has been the firm's President and Chief Investment Officer during this period

Royce's investment staff also includes five other portfolio managers: W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; and Jay S. Kaplan, Principal and James Skinner III, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co. LLC. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.
Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver required to maintain the expense ratios of certain Funds at or below specified levels as shown in the Fees and Expenses table, are:

- 1.25% of the average net assets of Royce Micro-Cap Portfolio
- 1.00% of the average net assets of Royce Small-Cap Portfolio.

For 2002, the fees paid to Royce on average net assets were 1.22% for Royce Micro-Cap Portfolio and 0.48% for Royce Small-Cap Portfolio.

From time to time, Royce may pay amounts to insurance companies or other organizations that provide administrative services for the Funds or that provide services relating to the Funds to owners of variable contracts and/or participants in retirement plans. Payment of such amounts by Royce will not increase the fees paid by the Funds or their shareholders.

For the year ended December 31, 2002, Royce made payments for distribution services to broker-dealers, financial intermediaries and other service providers out of its own resources in the amount of $310,220.

State Street Bank and Trust Company is the custodian of the Funds' securities, cash and other assets. State Street's agent, National Financial Data Services ("NFDS"), is the Funds' transfer agent.

GENERAL SHAREHOLDER INFORMATION

Royce Capital Fund will provide insurance companies and retirement plans with information Monday through Friday, except holidays, from 9 a.m. to 5 p.m. Eastern time. For information, prices and literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call Royce Capital Fund at (800) 221-4268.

Purchasing and Redeeming Shares of the Funds

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies or to retirement plans. The Funds will not issue stock certificates; share activity will be recorded in book entry form only. Investors may not purchase or redeem shares of the Funds directly, but only through the separate accounts of insurance companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your Plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options in a retirement plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable contracts or retirement plans are described in the relevant Separate Account Prospectuses or plan documents.

If the Board of Trustees determines that it would not be in the best interest of a Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of selected portfolio securities.

Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by Royce Capital Fund's transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will generally be made within three business days following the date of request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency exists (as defined by the Securities and Exchange Commission) or as permitted by the Securities and Exchange Commission.

Shareholder Communications

Owners of variable contracts and retirement plans and their administrators will receive annual and semiannual reports, including the financial statements of the Funds that they have authorized for investment. Each report will also show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. Royce Capital Fund's fiscal year ends December 31.

Net Asset Value per Share

The date on which the purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of a Fund's net assets by the number of its outstanding shares. Each Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by Royce Capital Fund's Board of Trustees.

Dividends, Distributions and Taxes

The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Dividends and distributions will be automatically reinvested in additional shares of the Funds.

Each Fund intends to qualify and to remain under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts. By meeting these and other requirements, the owners of the variable contracts should not be subject to tax on distributions received with respect to Fund shares. The tax treatment to a participating insurance company of distributions made to it will depend on the insurance company's tax status.

Shares of the Funds may be purchased through variable contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from a Fund will be exempt from current taxation if left to accumulate within a variable contract. Dividends and distributions made by the Funds to a retirement plan are not taxable to the retirement plan or to the participants thereunder. The Funds will be managed without regard to tax ramifications. Withdrawals from such retirement plans may be subject to ordinary income tax plus a 10% penalty tax if made before age 59-1/2.

The tax status of your investment depends on the features of your variable contract or retirement plan. For further information, please refer to the prospectus or disclosure documents of your variable contract or information provided by your retirement plan. Prospective investors are encouraged to consult their own tax advisors.

The above discussion is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. See the Statement of Additional Information for more information.

Royce Capital Fund

More information on Royce Capital Fund is available free upon request, including the following:

Annual and Semiannual Reports

Additional information about a Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, is available in the Funds' annual and semiannual reports to shareholders.

Statement of Additional Information ("SAI")

Provides more details about Royce Capital Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone
(800) 221-4268

By mail

Royce Capital Fund
1414 Avenue of the Americas
New York, NY 10019

Text only versions of the Funds' prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File # 811-07537

CAP-PRO-0503

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ROYCE CAPITAL FUND

STATEMENT OF ADDITIONAL INFORMATION

        ROYCE CAPITAL FUND (the "Trust"), a Delaware business trust organized in January 1996, is a diversified, open-end registered management investment company, which has two portfolios or series ("Funds"). Each Fund has distinct investment goals and/or strategies, and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The two Funds are:

Royce Small-Cap Portfolio
Royce Micro-Cap Portfolio

        Shares of the Funds are offered to life insurance companies ("Insurance Companies") for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Retirement Plans").

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        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectus which is dated May 1, 2003. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2002 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual Report, please call Investor Information at 1-800-221-4268 or contact your Insurance Company.

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Investment Adviser
Royce & Associates, LLC ("Royce")

Transfer Agent	Custodian
State Street Bank and Trust Company	State Street Bank and Trust Company
c/o National Financial Data Services

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May 1, 2003

TABLE OF CONTENTS

OTHER INVESTMENT STRATEGIES
INVESTMENT POLICIES AND LIMITATIONS
RISK FACTORS AND SPECIAL CONSIDERATIONS
MANAGEMENT OF THE TRUST
PRINCIPAL HOLDERS OF SHARES
INVESTMENT ADVISORY SERVICES
CUSTODIAN
INDEPENDENT ACCOUNTANTS
PORTFOLIO TRANSACTIONS
CODE OF ETHICS AND RELATED MATTERS
PRICING OF SHARES BEING OFFERED
REDEMPTIONS IN KIND
TAXATION
DESCRIPTION OF THE TRUST
PERFORMANCE DATA

PAGE 2 2 3 9 14 16 17 17 17 20 21 21 21 23 25

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OTHER INVESTMENT STRATEGIES

        In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

Royce Small-Cap Portfolio - in securities of companies with stock market capitalizations above $2.0 billion, non-dividend-paying common stocks and non-convertible preferred stocks and debt securities.

Royce Micro-Cap Portfolio - in securities of companies with stock market capitalizations above $400 million and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

        Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

        A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

        No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;
2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;
4.	Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its assets;
5.	Underwrite the securities of other issuers;
6.	Invest more than 10% of its assets in the securities of foreign issuers;
7.

Invest in restricted securities, unless such securities are issued by money market funds registered under the Investment Company Act of 1940, or in repurchase agreements which mature in more than seven days;

8.	Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);
9.	Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);
10.	Invest more than 25% of its assets in any one industry;
11.	Acquire more than 10% of the outstanding voting securities of any one issuer;
12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;
13.	Purchase or sell commodities or commodity contracts;
14.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management; or
16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts.

No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities;
2.	Enter into repurchase agreements with any party other than the custodian of its assets; or
3.	Invest more than 5% of its total assets in warrants, rights and options.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

        No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

        A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

        The Funds may lend up to 25% of their respective assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

        The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

        Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

        The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

        Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

        The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

        Each Fund may invest up to 10% of its assets in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

        The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

        The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

        In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

        The Funds may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

        The Funds may invest up to 5% of their assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

        The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's SmallCap 600 Stock Price Index, an unmanaged market-weighted index.

        Investing in warrants, rights and call options on a given security allow a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

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        For the years ended December 31, 2002 and December 31, 2001, Royce Small-Cap Portfolio's turnover rates were 53% and 188%, respectively. The Fund's portfolio turnover rate was unusually high for 2001, in part, because of increased trading during 2001 that sought to take advantage of the increased volatility in the market.

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State Insurance Restrictions

        The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described above and in the Statement of Additional Information. If the Trust determines that such a commitment is no longer in the Fund's best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

* * *

        Royce believes that Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio are suitable for those investors who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

        The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

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Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Charles M. Royce* (63) 1414 Avenue of the Americas New York, NY 10019	Trustee, and President	Since 1996

President, Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, "Royce"), the Trust's investment adviser; Director and President of Royce Value Trust, Inc. ("RVT"), Royce Micro-Cap Trust, Inc. ("OTCM") and Royce Focus Trust, Inc. ("RFT"), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee and President of The Royce Fund ("TRF"), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, OTCM, RFT and TRF collectively, "The Royce Funds"); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of Royce and the distributor of the Trust's shares; and managing general partner of Royce Management Company ("RMC"), the general partner of various private investment limited partnerships until October 2001.

				17	None

Donald R. Dwight (72) 16 Clover Mill Lane Lyme, NH 03768	Trustee	Since 1998	President of Dwight Partners, Inc., corporate communications consultant; and Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.	17	Trustee of the registered investment companies constituting the Eaton Vance Funds

Mark R. Fetting* (48) 100 Light Street Baltimore, MD 21202	Trustee	Since 2001	Executive Vice President of Legg Mason, Inc.; member of Board of Managers of Royce; and Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting's prior business experience includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	17	None

Richard M. Galkin (65) 654 Boca Marina Court Boca Raton, FL 33487	Trustee	Since 1996	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., tele-communications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	17	None

Stephen L. Isaacs (63) 847 25th Avenue San Francisco, CA 94121	Trustee	Since 1996	Attorney, President of The Center for Health and Social Policy; and President of Health Policy Associates, Inc., consultants. Mr. Isaacs also previously served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	17	None

William L. Koke (68) 73 Pointina Road Westbrook, CT 06498	Trustee	Since 1996	Private investor. Mr. Koke's prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	17	None

David L. Meister (63) 1535 Michael Lane Pacific Palisades, CA 90272	Trustee	Since 1996	Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister's prior business experience includes having served as consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	17	None

G. Peter O'Brien (57) 118 Meadow Road Riverside, CT 06878	Trustee	Since 2001	Trustee of Colgate University; President of Hill House, Inc. and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	17	Director/ Trustee of the registered investment companies constituting the 18 Legg Mason Funds; Director of Renaissance Capital Greenwich Funds

John D. Diederich.* (51) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996

Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002), Managing Director and member of the Board of Managers of Royce; Vice President and Treasurer of RVT, OTCM, RFT and TRF; Director of Administration of The Royce Funds, and President of RFS.

				N/A	None

Jack E. Fockler, Jr.* (44) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996	Managing Director and Vice President of Royce; Vice President of RVT, OTCM, RFT and TRF; and Vice President of RFS.	N/A	None

W. Whitney George*(44) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1996	Managing Director and Vice President of Royce; and Vice President of RVT, OTCM, RFT and TRF.	N/A	None

Daniel A. O'Byrne* (41) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary	Since 1996	Principal and Vice President of Royce; and Vice President of RVT, OTCM, RFT and TRF.	N/A	None

John E. Denneen* (36) 1414 Avenue of the Americas New York, NY 10019	Secretary	1996-2001 and since April 2002

General Counsel (Deputy General Counsel prior to 2003); Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002) Secretary of RVT, OTCM, RFT and TRF (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002).

				N/A	None

__________________

 *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2003 and thereafter until their respective successors are duly elected and qualified.

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All of the Trust's trustees are also directors/trustees of RVT, OTCM, RFT and TRF.

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Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the tables below.

	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in	Aggregate Dollar Range of Ownership in
Trustee	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	The Royce Funds

Charles M. Royce	$10,001-$50,000	$50,001-$100,000	Over $100,000
Donald R. Dwight	None	None	Over $100,000
Mark R. Fetting	None	None	Over $100,000
Richard M. Galkin	None	None	Over $100,000
Stephen L. Isaacs	None	None	$10,001-$50,000
William L. Koke	None	None	Over $100,000
David L. Meister	None	None	Over $100,000
G. Peter O'Brien	None	None	Over $100,000

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        The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial conditions with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee.

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        For the year ended December 31, 2002, the following Trustees received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds for services as a trustee/director on such funds' Boards:

	Aggregate Compensation	Total Compensation
Name	from Trust	from The Royce Funds
Donald R. Dwight	$1,500	$65,250*
Richard M. Galkin	1,500	65,250*
Stephen L. Isaacs	1,500	65,250
William L. Koke	1,500	65,250
David L. Meister	1,500	65,250
Peter O'Brien	1,500	65,250

        * Includes $9,563 and $63,750 from other Royce Funds deferred during 2002 at the election of Mr. Dwight and Mr. Galkin, respectively, under The Royce Funds' Deferred Compensation Plan for directors/trustees.

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        Each of the non-affiliated Trustees will receive a fee of $500 per year for serving on the Trust's Board of Trustees.

Information Concerning Royce

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        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2002, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $184.7 billion.

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Trustees' Consideration of Investment Advisory Agreements

        The Trust's Board of Trustees determined at meetings held on July 16 and 27, 2001, to approve the current Investment Advisory Agreements relating to each of the Funds. In making their determinations, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In addition, the Trustees gave particular consideration to matters relating to the possible effects of the October 1, 2001 acquisition of Royce by Legg Mason on Royce and the Funds. In its consideration of the current Investment Advisory Agreements, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the present arrangements and the proposed arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the previous Investment Advisory Agreements and the current Investment Advisory Agreements, (g) the general reputation and financial resources of Legg Mason, (h) compensation payable by each Fund to affiliates of Royce for other services, (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds and the brokers' provision of brokerage and research services to Royce, (j) the ability of Royce to continue providing investment advisory services of the same character and at least the same quality as provided prior to the October 1, 2001 acquisition of Royce by Legg Mason, (k) assurance from Royce that it has no plans to change or discontinue existing arrangements under which it waives fees or bears expenses of certain Funds, (l) possible benefits in connection with the potential increase in the distribution capacity of the Funds, (m) potential effect on portfolio management or other Fund services due to new affiliates and (n) potential effect on Fund performance. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

        In addition, the Trustees considered that the Stock Purchase Agreement for the transaction provided that Legg Mason would (subject to certain qualifications) use its reasonable best efforts to assure compliance with the safe-harbor provided by Section 15(f) of the Investment Company Act. Section 15(f) provides that a registered investment company's investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of Royce as a result of its acquisition by Legg Mason) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

PRINCIPAL HOLDERS OF SHARES

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        As of March 31, 2003, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of its Funds:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Small-Cap Portfolio

Connecticut General Life Ins. Co.	1,930,869	Record	60%
Separate Acct. GR
280 Trumbull St.
Hartford, CT 06103-3509

Connecticut General Life Ins. Co.	661,188	Record	20%
Separate Acct. FE
280 Trumbull St.
Hartford, CT 06103-3509

American Enterprise Life Ins. Co.	175,093	Record	5%
IDS Tower 10
T11/1438
Minneapolis, MN 55440

Royce Micro-Cap Portfolio

IDS Life Insurance Corp.	5,357,906	Record	30%
Acct. FMI
340 AXP Financial Center
Minneapolis, MN 55474-0001

IDS Life Insurance Company	5,178,216	Record	29%
Account 1MI
IDS Tower 10
T11/229
Minneapolis, MN 55440

IDS Life Insurance Company	4,838,611	Record	27%
Account 2MI
IDS Tower 10
T11/229
Minneapolis, MN 55440

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INVESTMENT ADVISORY SERVICES

Services Provided by Royce

        As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund's Average Net Assets

Royce Small-Cap Portfolio	1.00%
Royce Micro-Cap Portfolio	1.25%

        Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; and (iii) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

        The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders' reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

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        For each of the three years ended December 31, 2000, 2001 and 2002 Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees Received by Royce	Amounts Waived by Royce

Royce Small-Cap Portfolio
2000	$ 0	7,765
2001	3,912	22,930
2002	27,268	29,190

Royce Micro-Cap Portfolio	$
2000	205,245	45,601
2001	778,117	49,509
2002	1,586,329	41,779

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CUSTODIAN

        State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02110. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 330 W. 9th, Kansas City, Missouri 64105.

        State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

INDEPENDENT ACCOUNTANTS

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        PricewaterhouseCoopers LLP, whose address 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, are the Trust's independent accountants, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

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PORTFOLIO TRANSACTIONS

        Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

        In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

        Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts.

        Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

        From time to time the Funds may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Funds will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

        Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

        Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

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        From time to time, one or more of Royce's portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage.

       During each of the three years ended December 31, 2000, 2001 and 2002, the Funds paid brokerage commissions as follows:

Fund	2000	2001	2002

Royce Small-Cap Portfolio	$ 5,527	$18,599	$ 66,353
Royce Micro-Cap Portfolio	$110,297	$97,270	$461,785

        During the years ended December 31, 2000 and 2001, the Funds paid brokerage commissions to Legg Mason Wood Walker as set forth below. During the year ended December 31, 2002, the Funds paid no brokerage commissions to Legg Mason Wood Walker. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.
Fund	2000	2001
Royce Small-Cap Portfolio	$ 94	$ 132
Royce Micro-Cap Portfolio	$1,298	$1,032

        During the year ended December 31, 2002, the Funds did not engage in any principal transactions with Legg Mason Wood Walker.

        During the years ended December 31, 2000 and 2001, the Funds also paid brokerage commissions to Howard, Weil, Labouisse, Friedrichs Inc. ("Howard Weil"), another subsidiary of Legg Mason, as set forth below. During the year ended December 31, 2002, the Funds paid no brokerage commissions to Howard, Weil, Labouisse, Friedrichs, Inc. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.
Fund	2000	2001
Royce Small-Cap Portfolio	$ 35	$ --
Royce Micro-Cap Portfolio	$2,250	$ 700

       During the year ended December 31, 2002, the Funds did not engage in any principal transactions with Howard Weil.

       For the year ended December 31, 2002, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid For Such Transactions
Royce Small-Cap Portfolio	$ 15,007,297	$ 62,131
Royce Micro-Cap Portfolio	68,234,316	420,380

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CODE OF ETHICS AND RELATED MATTERS

        Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

        Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Portfolio Transactions".

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        As of March 31, 2003, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $38.9 million, and such persons beneficially owned equity interests in Royce-related private investment companies totalling approximately $9.9 million.

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PRICING OF SHARES BEING OFFERED

        The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectus.

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        As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time) on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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REDEMPTIONS IN KIND

        Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

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TAXATION

        Shares of the Funds are offered to separate accounts of insurance companies that fund Variable Contracts and may be offered to certain Retirement Plans, which are pension plans and retirement arrangements and accounts permitting the accumulation of funds on a tax-deferred basis. See the disclosure documents for the Variable Contracts or the plan documents for the Retirement Plans for a discussion of the taxation of insurance companies with respect to the separate accounts and the Variable Contracts, and the holders thereof, and the taxation of Retirement Plans and the participants therein, respectively.

        Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

        By so qualifying, a Fund will not be subject to Federal income tax to the extent that its net investment income and capital gain net income are distributed so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income .

        The Funds will not be subject to the 4% Federal excise tax imposed on registered investment companies that do not distribute substantially all of their income and gains each calendar year so long as their only shareholders are Retirement Plans or segregated asset accounts of life insurance companies held in connection with variable annuity contracts or life insurance policies described in Section 817(d) of the Code.

        Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement.

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        Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders.

        If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

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        In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. The resulting gain or loss generally would be reported as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

        Investment of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investment are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

        Each Fund intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on the segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of a holder of a Variable Contract on the income of the Variable Contract.

        The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities, and this discussion must be read in conjunction with the discussion in the prospectuses and/or statements of additional information for applicable Variable Contracts or Retirement Plans. It is not intended as a substitute for careful tax planning, and does not discuss the taxation of insurance companies or Retirement Plans, or the taxation of holders of Variable Contracts or participants in Retirement Plans. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

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DESCRIPTION OF THE TRUST

Trust Organization

        The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York, New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

        The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has two series, each of which has only one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series.

        There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the current five Trustees remain in office, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust's outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

        Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

        The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

        The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that each Fund offers its shares to retirement plans and to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or retirement plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

Shareholder Liability

        Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the Trust's shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund's property of any Fund shareholder held personally liable for the Fund's obligations. Thus, the risk of a Fund shareholder incurring financial loss beyond its investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

PERFORMANCE DATA

        The Funds' performances may be quoted in various ways. All performance information supplied for the Funds will be historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost. The Funds' performance figures do not reflect expenses of the separate accounts of Insurance Companies, expenses imposed under the Variable Contracts or expenses imposed by the Retirement Plans.

Total Return Calculations

        Total returns quoted will reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

        In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

        The following table shows each of Royce Small-Cap and Micro-Cap Portfolios' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

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Fund	Period Ended December 31, 2002	Russell 2000	S&P 500

Royce Small-Cap Portfolio
1 Year Total Return 5-Year Average Annual Total Return Average Annual Total Return since 12-27-96 (commencement of operations)	-13.8% 10.4% 11.6%	-20.5% -1.4% 2.4%	-22.1% -0.6% 4.0%

Royce Micro-Cap Portfolio
1 Year Total Return 5-Year Average Annual Total Return Average Annual Total Return since 12-27-96 (commencement of operations)	-12.9% 12.3% 13.8%	-20.5% -1.4% 2.4%	-22.1% -0.6% 4.0%

        During the applicable period ended December 31, 2002, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Commencement of Operations	Hypothetical Investment at December 31, 2002

Royce Small-Cap Portfolio (12-27-96)	$19,380
Royce Micro-Cap Portfolio (12-27-96)	$21,700

        The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those included in variable insurance products with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 2002 were:

Fund	Lipper Ranking

Royce Small-Cap Portfolio	18 out of 79 underlying small-cap core funds
Royce Micro-Cap Portfolio	16 out of 79 underlying small-cap core funds

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Comparative Results

        The Funds total returns may be compared to the records of various indices of securities prices over the same periods, including the Standard & Poor's 500 Composite Stock Price Index (S&P 500) the Standard & Poor's SmallCap 600 Stock Price Index (S&P 600) and the Russell 2000 Index (Russell 2000).

        The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

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        The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2002, the weighted mean market value of a company in this Index was approximately $830 million.

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        The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly-traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

        The Funds have the ability to invest in securities not included in these indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and unlike the Funds, their returns do not include the effect of paying brokerage commissions and the other costs and expenses of investing in a mutual fund.

        Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

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        The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2002, the average included 2,133 large-cap funds, 1,488 multi-cap funds, 1,046 mid-cap funds, 1,188 small-cap funds, 176 S&P 500 funds, 209 equity income funds and 75 specialty equity funds.

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        Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

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        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2002, DFA U.S. Micro-Cap Fund contained approximately 2,990 stocks, with a median market capitalization of about $203 million.

        U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

        Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

        From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as The BARDS Report, KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

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         Morningstar, Inc.'s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2002, the average Sharpe Ratio for the 4,123 domestic equity funds rated by Morningstar with a three-year history was -0.80 and the average risk score for the 721 small company funds rated by Morningstar with a three-year history was -0.37.

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        The Funds' performances may also be compared to those of other compilations or indices.

        Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

Risk Measurements

        Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance, such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

        Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented would be annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

        Return Per Unit of Risk. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by the annualized standard deviation over a designated time period.

        Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

        Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

        Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

        Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

        Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

        None of these quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

SCHEDULE FOR COMPUTATION OF
PERFORMANCE QUOTATIONS PROVIDED IN ITEM 22

        This Schedule illustrates the growth of a $1,000 initial investment in each series of the Trust by applying the "Annual Total Return" and the "Average Annual Total Return" percentages set forth in Item 22 of this Registration Statement to the following total return formula:

P(1+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

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Royce Capital Fund - Royce Micro-Cap Portfolio

(a)	1 Year Ending Redeemable Value ("ERV") of a $1,000 investment for the one year period ended December 31, 2002:

$1,000 (1- .1287)[1] = $871 ERV

(b)	ERV of a $1,000 investment for the period for the five year period ended December 31, 2002:

$1,000 (1+ .1231)[5] = $1,787 ERV

(c)	ERV of a $1,000 investment for the period from the Fund's inception on December 27, 1996 through December 31, 2002:

$1,000 (1+ .1375)6.014 = $2,170 ERV

Royce Capital Fund - Royce Small-Cap Portfolio

(a)	1 Year Ending Redeemable Value ("ERV") of a $1,000 investment for the one year period ended December 31, 2002:

$1,000 (1- .1381)[1] = $862 ERV

(b)	ERV of a $1,000 investment for the period for the five year period ended December 31, 2002:

$1,000 (1+ .1038)[5] = $1,639 ERV

(c)	ERV of a $1,000 investment for the period from the Fund's inception on December 27, 1996 through December 31, 2002:

$1,000 (1+ .1163)6.014 = $1,938 ERV

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PART C -- OTHER INFORMATION

Item 23.        Exhibits:

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                The exhibits required by Items (a) through (d), (e) through (i) and (k) through (o) to the extent applicable to the Registrant, have been filed with the Registrant's initial Registration Statement and Pre-Effective Amendments Nos. 1 through 9 and Post-Effective Amendment Nos. 1 through 12 (No. 333-1073) and are incorporated by reference herein.

(d)	Investment Advisory Fee Waiver Agreement for Royce Small-Cap Portfolio, dated December 31, 2002.

(j)	Consent of PricewaterhouseCoopers LLP, dated April 25, 2003.

(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended as of April 10, 2003.

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Item 24.        Persons Controlled by or Under Common Control With Registrant

                There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 25.        Indemnification

        (a) Article IX of the Trust Instrument of the Registrant provides as follows:

"ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or by any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Section 2. Indemnification.    (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)        every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii)        as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)        who shall, in respect of the matter involved, have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

(ii)        in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

        (c)        The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

        (d)        To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

        (e)        Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

        Section 3. Indemnification of Shareholders.    If any Shareholder or former Shareholder of the Trust or of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets of the Trust or belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, for itself or on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust or the Series and satisfy any judgment thereon from the assets of the Trust or the Series."

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                (b)        Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce & Associates provides as follows:

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"8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion."

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Item 26.        Business and Other Connections of Investment Adviser

                Reference is made to the filings on Schedule D to the Application on Form ADV, as amended, of Royce & Associates for Registration as Investment Adviser under the Investment Advisers Act of 1940.

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Item 27.        Principal Underwriters

                Inapplicable. The Registrant does not have any principal underwriters.

Item 28.        Location of Accounts and Records

                The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

Royce Capital Fund
1414 Avenue of the Americas
10th Floor
New York, New York 10019

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02101

Item 29.        Management Services

                State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, will contract with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and will assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services will be rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

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        Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended for the years ended December 31, 2000, 2001 and 2002:

2000:	$36,661
2001:	57,451
2002:	88,769

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Item 30.        Undertakings

                The Registrant hereby undertakes to call a special meeting of its shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 10th day of April, 2003.

        The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in paragraph (b)(1) of such Rule or one for which the Commission has approved a filing under paragraph (b)(1)(ix) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant's Registration Statement; (ii) the effective date of the Registrant's most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.
ROYCE CAPITAL FUND

By:	/s/ Charles M. Royce
Charles M. Royce, President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Charles M. Royce Charles M. Royce	President and Trustee (Principal Executive, Accounting and Financial Officer)	4/10/03
/s/ Donald R. Dwight Donald R. Dwight	Trustee	4/10/03
/s/ Mark R. Fetting Mark R. Fetting	Trustee	4/10/03
/s/ Richard M. Galkin Richard M. Galkin	Trustee	4/10/03
/s/ Stephen L. Isaacs Stephen L. Isaacs	Trustee	4/10/03
/s/ William L. Koke William L. Koke	Trustee	4/10/03
/s/ David L. Meister David L. Meister	Trustee	4/10/03
/s/ G. Peter O'Brien G. Peter O'Brien	Trustee	4/10/03

NOTICE

        A copy of the Trust Instrument of Royce Capital Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.